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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 5, 2002

                                 Date of Report

                        (Date of earliest event reported)

                          SORRENTO NETWORKS CORPORATION

               (Exact name of Registrant as specified in charter)

                                   NEW JERSEY

                 (State or other jurisdiction of incorporation)

      0-15810                                       22-2367234
(Commission File No.)                    (IRS Employer Identification Number)

                               9990 Mesa Rim Road

                           San Diego, California 92121

                     (Address of Principal Executive Office)

                                 (858) 558-3960

              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

      Sorrento Networks Corporation (the "Company") reports that, in accordance with the continued listing requirements of Marketplace Rule 4450(a)(1), more than 750,000 shares of the Company's issued and outstanding common stock are held by persons other than the Company's officers or directors, or beneficial owners* of 10% or more of shares of the Company's issued and outstanding common stock. Attached as Exhibit 99.1 is a Table of Beneficial Ownership of Officers,
Directors and Owners of 5% or more of the issued and outstanding common stock of the Company as of October 31, 2002. The table indicates that, as of October 31, 2002, 887,879 shares of the Company's common stock were issued and outstanding, of which 831,182 are owned by persons other than officers, directors, or beneficial owners of 10% or more of shares of the Company's issued and outstanding common stock.

      The Company also reports that on November 1, 2002 it received notification from the Nasdaq Stock Market that it is not in compliance with the National
Market's listing maintenance standards regarding a minimum market value of publicly held shares of $5,000,000 as set forth in Marketplace Rule 4450(a)(2).
In accordance with that rule, the Company has 90 days to regain compliance, or its securities will be subject to delisting. If, prior to January 30, 2003, the Company's market value of publicly held shares is equal to or greater than $5,000,000 for ten consecutive days, the Nasdaq Stock Market will issue written notification that the Company is in compliance with Marketplace Rule 4450(a)(2).
Since November 1, 2002, the Company has maintained a market value of publicly held shares of greater than $5,000,000.

      This report contains forward-looking statements that are based on current expectations, estimates, forecasts and projections about the industries in which we operate, our beliefs and our management's assumptions. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans,"
"believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. For a list and description of such risks and uncertainties, see the reports filed by Sorrento Networks Corporation with the Securities and Exchange Commission.

* The number of shares beneficially owned is determined under rules promulgated by the SEC.

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
Exhibit           Description

99.1              Table of beneficial ownership of Officers, Directors and Owners of more than 5% of the
                  Company's issued and outstanding stock as of October 31, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                    SORRENTO NETWORKS CORPORATION

DATE:  November 5, 2002             By:   /s/ Joe R. Armstrong
                                        -----------------------------------------------
                                              Joe R. Armstrong, Chief Financial Officer

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